MERRILL LYNCH
ARKANSAS
MUNICIPAL
BOND FUND








FUND LOGO








Semi-Annual Report

January 31, 1996

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Fred Stuebe, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Arkansas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS


Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
During the six-month period ended January 31, 1996, the continued decline of interest rates caused us to shift the Fund's portfolio strategy from a neutral posture to one that is more constructive on interest rates. Therefore, we extended the Fund's average portfolio maturity in order to seek to enhance capital appreciation. New-issue volume in the Arkansas tax-exempt market totaled just over $600 million in bonds during the six months ended January 31, 1996. With the slight increase of new issuance in the State of Arkansas and no significant increase on the horizon, we kept the Fund's cash reserve position at approximately 1%--3% of net assets. Looking ahead, our ongoing strategy will seek to maintain an attractive level of income as the Fund's net asset values benefit from the continued advance in bond prices.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arkansas
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager



March 5, 1996



We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of Merrill Lynch Arkansas Municipal Bond Fund. Mr. Stuebe has been employed by Merrill Lynch Asset
Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President.




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                               12 Month    3 Month
                                                1/31/96  10/31/95   1/31/95    % Change    % Change
Class A Shares*                                 $10.62    $10.49     $9.97     +  6.52%    + 1.24%
Class B Shares*                                  10.62     10.49      9.97     +  6.52     + 1.24
Class C Shares*                                  10.63     10.50      9.97     +  6.62     + 1.24
Class D Shares*                                  10.62     10.50      9.97     +  6.52     + 1.14
Class A Shares--Total Return*                                                  + 12.54(1)  + 2.56(2)
Class B Shares--Total Return*                                                  + 11.97(3)  + 2.43(4)
Class C Shares--Total Return*                                                  + 11.97(5)  + 2.40(6)
Class D Shares--Total Return*                                                  + 12.43(7)  + 2.44(8)
Class A Shares--Standardized 30-day Yield         4.75%
Class B Shares--Standardized 30-day Yield         4.43%
Class C Shares--Standardized 30-day Yield         4.34%
Class D Shares--Standardized 30-day Yield         4.65%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.571 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.518 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.508 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.561 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.135 per share ordinary income dividends.

Performance Summary--Class A Shares
                           Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
9/30/94--12/31/94        $10.00       $ 9.71           --                   $0.157           - 1.31%
1995                       9.71        10.64           --                    0.574           +15.85
1/1/96--1/31/96           10.64        10.62           --                    0.032           + 0.21
                                                                            ------
                                                                      Total $0.763

                                                      Cumulative total return as of 1/31/96: +14.57%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
9/30/94--12/31/94        $10.00       $ 9.71           --                   $0.144           - 1.44%
1995                       9.71        10.64           --                    0.522           +15.26
1/1/96--1/31/96           10.64        10.62           --                    0.029           + 0.18
                                                                            ------
                                                                      Total $0.695

                                                      Cumulative total return as of 1/31/96: +13.80%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                            Net Asset Value       Capital Gains
Period Covered           Beginning    Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.92       $ 9.72           --                   $0.102           - 0.97%
1995                       9.72        10.65           --                    0.512           +15.14
1/1/96-1/31/96            10.65        10.63           --                    0.029           + 0.18
                                                                            ------
                                                                      Total $0.643

                                                      Cumulative total return as of 1/31/96: +14.22%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.92       $ 9.71           --                   $0.121           - 0.88%
1995                       9.71        10.64           --                    0.564           +15.73
1/1/96-1/31/96            10.64        10.62           --                    0.032           + 0.20
                                                                            ------
                                                                      Total $0.717

                                                      Cumulative total return as of 1/31/96: +14.95%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return
                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**
Class A Shares*

Year ended 12/31/95                       +15.85%        +11.21%

Inception (9/30/94)
through 12/31/95                          +11.29         + 7.72

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return       % Return
                                       Without CDSC    With CDSC**
Class B Shares*

Year ended 12/31/95                       +15.26%        +11.26%

Inception (9/30/94)
through 12/31/95                          +10.72         + 8.38

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return       % Return
                                       Without CDSC    With CDSC**
Class C Shares*

Year ended 12/31/95                       +15.14%        +14.14%

Inception (10/21/94)
through 12/31/95                          +11.61         +11.61

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                    % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

Year ended 12/31/95                       +15.73%        +11.10%

Inception (10/21/94)
through 12/31/95                          +12.18         + 8.41

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arkansas Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
GO      Government Obligation Bonds
IDR     Industrial Development  Revenue Bonds
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's        Face                                                                                      Value
Ratings Ratings       Amount                                 Issue                                             (Note 1a)

Arkansas--91.5%
AAA      NR*        $ 1,400   Arkansas State Development Finance Authority, S/F Mortgage Revenue
                              Bonds, AMT, Series A, 7.30% due 3/01/2013 (b)                                      $ 1,473

                              Arkansas State Development Finance Authority, Water Revenue Bonds
                              (Revolving Loan Fund) (c):
AAA      Aaa            525     7% due 6/01/2001 (a)                                                                 600
AAA      Aaa            405     5.75% due 6/01/2018                                                                  420

AA       Aa             350   Arkansas State Refunding Bonds (Waste Disposal and Pollution), Series B,
                              6.25% due 7/01/2020                                                                    370

NR*      A              350   Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B,
                              7.25% due 6/01/2009                                                                    386

AA       Aa             455   Arkansas State Water Resources Development Bonds, Series A, UT, 5.50%
                              due 7/01/2020                                                                          467

BBB      Baa2           275   Baxter County, Arkansas, IDR, Refunding (Aeroquip-Trinova Corp.
                              Project), 5.80% due 10/01/2013                                                         279

AA-      A1             350   Blytheville, Arkansas, Solid Waste Recycling and Sewer Treatment Revenue
                              Bonds (Nucor Corp. Project), AMT, 6.375% due 1/01/2023                                 369

A-       A3           1,000   Camden, Arkansas, Environmental Improvement Revenue Bonds (International
                              Paper Co. Project), AMT, Series A, 7.625% due 11/01/2018                             1,186

AAA      Aaa            350   Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding
                              Bonds, 6% due 10/01/2012 (c)                                                           374

AAA      Aaa            250   Independence County, Arkansas, PCR, Refunding (Arkansas Power and Light
                              Co. Project), 6.25% due 1/01/2021 (d)                                                  269


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)

S&P     Moody's        Face                                                                                      Value
Rating  Ratings       Amount                                Issue                                              (Note 1a)

Arkansas (concluded)
BBB      Baa2        $  200   Jefferson County, Arkansas, PCR, Refunding (Arkansas Power and Light
                              Co. Project), 6.30% due 6/01/2018                                                   $  207

AAA      Aaa            375   Little Rock, Arkansas, Municipal Airport Revenue Refunding Bonds, 6%
                              due 11/01/2014 (c)                                                                     393

AA+      Aa             500   Little Rock, Arkansas, Refunding Bonds (Capital Improvement), 6.25%
                              due 2/01/2008                                                                          524

AAA      Aaa            250   Little Rock, Arkansas, School District, Revenue Refunding Bonds, 5.50%
                              due 1/01/2020 (e)                                                                      247

NR*      A1             500   Little Rock, Arkansas, Sewer and Construction Revenue Refunding Bonds,
                              5.50% due 8/01/2014                                                                    507

AAA      Aaa            400   North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A,
                              6.50% due 7/01/2015 (c)                                                                471
                              Pope County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project):
BBB      Baa2           300     6.30% due 12/01/2016                                                                 310
BBB-     Baa3           250     6.30% due 11/01/2020                                                                 253

A-       NR*            500   Pulaski County, Arkansas, Hospital Revenue Bonds (Arkansas Children's
                              Hospital Project), Series A, 6.20% due 3/01/2022                                       513

AAA      Aaa            350   Pulaski County, Arkansas, Special School District, Revenue Refunding
                              Bonds, 5.25% due 2/01/2019 (d)                                                         340

AAA      Aaa            500   Saline County, Arkansas, Retirement Housing and Healthcare Facilities
                              Board, Revenue Refunding Bonds (Evangelist Lutheran Project), 5.80% due
                              6/01/2011 (e)                                                                          531


Puerto Rico--6.1%

A        Baa1           325   Puerto Rico Commonwealth, GO, UT, 6.50% due 7/01/2023                                  352

A        Baa1           320   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, Series T, 6.625% due 7/01/2018                                          345

Total Investments (Cost--$10,429)--97.6%                                                                          11,186

Other Assets Less Liabilities--2.4%                                                                                  279
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 11,465

                                                                                                                ========

(a)Prerefunded.
(b)GNMA Collateralized.
(c)MBIA Insured.
(d)FSA Insured.
(e)AMBAC Insured.
  *Not Rated.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$10,429,078) (Note 1a)                          $ 11,185,664
                    Cash                                                                                          30,874
                    Receivables:
                      Interest                                                             $    174,235
                      Investment adviser (Note 2)                                                63,454
                      Beneficial interest sold                                                   32,995          270,684
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      51,516
                    Prepaid registration fees and other assets (Note 1e)                                         135,750
                                                                                                            ------------
                    Total assets                                                                              11,674,488
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                               34,757
                      Securities purchased                                                       24,945
                      Dividends to shareholders (Note 1f)                                        13,846
                      Distributor (Note 2)                                                        3,574           77,122
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       131,886
                                                                                                            ------------
                    Total liabilities                                                                            209,008
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 11,465,480
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     20,462
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   73,367
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                    5,894
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                    8,214
                    Paid-in capital in excess of par                                                          10,683,597
                    Accumulated realized capital losses on investments--net (Note 5)                             (82,640)
                    Unrealized appreciation on investments--net                                                  756,586
                                                                                                            ------------
                    Net assets                                                                              $ 11,465,480
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $2,173,485 and 204,617 shares
                    of beneficial interest outstanding                                                      $      10.62
                                                                                                            ============
                    Class B--Based on net assets of $7,792,982 and 733,666 shares
                    of beneficial interest outstanding                                                      $      10.62
                                                                                                            ============
                    Class C--Based on net assets of $626,394 and 58,945 shares
                    of beneficial interest outstanding                                                      $      10.63
                                                                                                            ============
                    Class D--Based on net assets of $872,619 and 82,142 shares
                    of beneficial interest outstanding                                                      $      10.62
                                                                                                            ============
                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                 $   347,122
(Note 1d):

Expenses:           Printing and shareholder reports                                        $    70,839
                    Investment advisory fees (Note 2)                                            33,390
                    Professional fees                                                            24,738
                    Accounting services (Note 2)                                                 24,188
                    Account maintenance and distribution fees--Class B (Note 2)                  20,997
                    Registration fees (Note 1e)                                                  15,818
                    Transfer agent fees--Class B (Note 2)                                         2,950
                    Account maintenance and distribution fees--Class C (Note 2)                   1,977
                    Pricing fees                                                                  1,591
                    Custodian fees                                                                  654
                    Transfer agent fees--Class A (Note 2)                                           646
                    Account maintenance fees--Class D (Note 2)                                      414
                    Trustees' fees and expenses                                                     312
                    Amortization of organization expenses (Note 1e)                                 283
                    Transfer agent fees--Class D (Note 2)                                           238
                    Transfer agent fees--Class C (Note 2)                                           210
                    Other                                                                         6,199
                                                                                            -----------
                    Total expenses before reimbursement                                         205,444
                    Reimbursement of expenses (Note 2)                                         (156,293)
                                                                                            -----------
                    Total expenses after reimbursement                                                            49,151
                                                                                                             -----------
                    Investment income--net                                                                       297,971
                                                                                                             -----------

Realized &          Realized gain on investments--net                                                             80,607
Unrealized          Change in unrealized appreciation on investments--net                                        306,862
Gain on                                                                                                      -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $   685,440
(Notes 1b, 1d & 3):                                                                                          ===========


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets
                                                                                              For the      For the Period
                                                                                             Six Months     September 30,
                                                                                               Ended          1994++ to
                                                                                             January 31,       July 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                 $    297,971     $    435,928
                    Realized gain (loss) on investments--net                                     80,607         (163,247)
                    Change in unrealized appreciation on investments--net                       306,862          449,724
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        685,440          722,405
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (59,827)        (103,823)
(Note 1f):            Class B                                                                  (201,151)        (309,723)
                      Class C                                                                   (15,468)          (6,757)
                      Class D                                                                   (21,525)         (15,625)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to shareholders        (297,971)        (435,928)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from
Transactions        beneficial interest transactions                                           (599,076)      11,290,610
 (Note 4):                                                                                 ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (211,607)      11,577,087
                    Beginning of period                                                      11,677,087          100,000
                                                                                           ------------     ------------
                    End of period                                                          $ 11,465,480     $ 11,677,087
                                                                                           ============     ============


                  ++Commencement of Operations.

                    See Notes to Financial Statements.

Financial Highlights
                                                                                    Class A                Class B
                                                                               For the   For the      For the   For the
                                                                                 Six      Period        Six      Period
The following per share data and ratios have been derived                       Months   Sept. 30,     Months   Sept. 30,
from information provided in the financial statements.                          Ended   1994++ to      Ended   1994++ to
                                                                               Jan. 31,  July 31,     Jan. 31,  July 31,
Increase (Decrease) in Net Asset Value:                                          1996      1995        1996       1995
Per Share           Net asset value, beginning of period                      $  10.29   $  10.00    $  10.29   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .28        .50         .25        .46
                    Realized and unrealized gain on investments--net               .33        .29         .33        .29
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .61        .79         .58        .75
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.28)      (.50)       (.25)      (.46)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.62   $  10.29    $  10.62   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.96%+++   8.13%+++    5.69%+++   7.68%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .41%*      .11%*       .93%*      .63%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                     2.98%*     2.32%*      3.49%*     2.83%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.29%*     5.94%*      4.78%*     5.41%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  2,173   $  2,251   $   7,793 $    8,145
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          13.34%     28.64%      13.34%     28.64%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                    Class C                Class D
                                                                               For the   For the      For the   For the
                                                                                 Six      Period        Six      Period
The following per share data and ratios have been derived                       Months   Sept. 30,     Months   Sept. 30,
from information provided in the financial statements.                          Ended   1994++ to      Ended   1994++ to
                                                                               Jan. 31,  July 31,     Jan. 31,  July 31,
Increase (Decrease) in Net Asset Value:                                          1996      1995        1996       1995
Per Share           Net asset value, beginning of period                      $  10.30   $   9.92    $  10.29   $   9.92
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .25        .41         .27        .46
                    Realized and unrealized gain on investments--net               .33        .38         .33        .37
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .58        .79         .60        .83
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.25)      (.41)       (.27)      (.46)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.63   $  10.30    $  10.62   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.64%+++   8.13%+++    5.91%+++   8.54%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                               1.02%*      .85%*       .52%*      .29%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                     3.59%*     2.90%*      3.09%*     2.37%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.68%*     5.00%*      5.19%*     5.64%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $    626   $    558    $    873   $    723
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          13.34%     28.64%      13.34%     28.64%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Arkansas Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1996, FAM earned fees of $33,390, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $122,903.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account       Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                         MLFD         MLPF&S

Class A                                  $341         $4,396
Class D                                  $191         $2,667

For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $39,662 and $500 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $1,904,560 and $1,487,141, respectively.

Net realized and unrealized gains as of January 31, 1996 were as follows:



                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $     80,607   $    756,586
                                 ------------   ------------
Total                            $     80,607   $    756,586
                                 ============   ============



As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $756,586, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $10,429,078.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(599,076) and $11,290,610 for the six months ended January 31, 1996 and the period ended July 31, 1995.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                          Dollar
Months Ended January 31, 1996         Shares        Amount

Shares sold                            13,197   $    138,477
Shares issued to share-
holders in reinvestment
of dividends                            1,059         11,092
                                 ------------   ------------
Total issued                           14,256        149,569
Shares redeemed                       (28,349)      (298,086)
                                 ------------   ------------
Net decrease                          (14,093)  $   (148,517)
                                 ============   ============



Class A Shares for the Period                       Dollar
Sept. 30, 1994++ to July 31, 1995     Shares        Amount

Shares sold                           236,456  $   2,367,098
Shares issued to share-
holders in reinvestment
of dividends                            1,254         12,677
                                 ------------   ------------
Total issued                          237,710      2,379,775
Shares redeemed                       (24,000)      (237,008)
                                 ------------   ------------
Net increase                          213,710   $  2,142,767
                                 ============   ============

[FN]
++Prior to September 30, 1994 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.



Class B Shares for the Six                          Dollar
Months Ended January 31, 1996         Shares        Amount

Shares sold                            89,493$       934,462
Shares issued to share-
holders in reinvestment
of dividends                            4,895         51,290
                                 ------------   ------------
Total issued                           94,388        985,752
Shares redeemed                      (152,181)    (1,607,312)
                                 ------------   ------------
Net decrease                          (57,793)  $   (621,560)
                                 ============   ============

Class B Shares for the Period                       Dollar
Sept. 30, 1994++ to July 31, 1995     Shares        Amount

Shares sold                           855,458   $  8,567,269
Shares issued to share-
holders in reinvestment
of dividends                            5,048         51,093
                                 ------------   ------------
Total issued                          860,506      8,618,362
Shares redeemed                       (74,047)      (736,801)
                                 ------------   ------------
Net increase                          786,459   $  7,881,561
                                 ============   ============

[FN]
++Prior to September 30, 1994 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.



Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                             9,755   $     99,995
Shares issued to share-
holders in reinvestment
of dividends                            1,222         12,810
                                 ------------   ------------
Total issued                           10,977        112,805
Shares redeemed                        (6,212)       (65,695)
                                 ------------   ------------
Net increase                            4,765   $     47,110
                                 ============   ============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                            54,363   $    556,059
Shares issued to share-
holders in reinvestment
of dividends                              670          6,902
                                 ------------   ------------
Total issued                           55,033        562,961
Shares redeemed                          (853)        (8,722)
                                 ------------   ------------
Net increase                           54,180   $    554,239
                                 ============   ============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            13,882   $    144,847
Shares issued to share-
holders in reinvestment
of dividends                            1,492         15,641
                                 ------------   ------------
Total issued                           15,374        160,488
Shares redeemed                        (3,471)       (36,597)
                                 ------------   ------------
Net increase                           11,903   $    123,891
                                 ============   ============



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                            74,178   $    748,590
Shares issued to share-
holders in reinvestment
of dividends                              958          9,831
                                 ------------   ------------
Total issued                           75,136        758,421
Shares redeemed                        (4,897)       (46,378)
                                 ------------   ------------
Net increase                           70,239   $    712,043
                                 ============   ============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a capital loss carryforward of approximately $6,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.